                                                                       EXHIBIT 1



                                                           ____________ __, 1995





                        UNIVERSAL HEALTH SERVICES, INC.

                                DEBT SECURITIES


                   STANDARD UNDERWRITING AGREEMENT PROVISIONS

                 1. Introductory. Universal Health Services, Inc., a Delaware corporation (the "Company"), proposes to issue and sell from time to time certain of its debt securities registered under the registration statement referred to in Section 2(a) ("Registered Securities"). The Registered
Securities will be issued under an indenture, dated as of           , 1995
(such indenture as amended or supplemented is herein referred to as the "Indenture"), between the Company and PNC Bank, N.A., Trustee, in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Registered Securities being determined at the time of sale. Particular series of the Registered Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the time of sale.

                 The Registered Securities involved in any such offering are hereinafter referred to as the "Securities." The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives," as used in this Agreement (other than in the second sentence of Section 3), shall mean the Underwriters.

                 2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:





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                 (a)      the Company is permitted to use Form S-3 under the
Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (the file number of which is set forth in the Terms Agreement), which has become effective, for the registration under the Act of the Registered Securities. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. Such registration statement, including the exhibits thereto, as amended at the date of any Terms Agreement, is hereinafter called the "Registration Statement" and the prospectus included in the Registration Statement, as supplemented to reflect the terms of the Securities and the plan of distribution thereof, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) is hereinafter called the "Prospectus." Any reference herein to the Registration Statement or the Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to include the filing of any document under the Exchange Act after the date of this Agreement or the date of the Prospectus, as the case may be, deemed to be incorporated therein by reference;

                 (b) as of the date of any Terms Agreement, when the Prospectus is first filed pursuant to Rule 424(b) under the Act, when, prior to the time of purchase (as defined in Section 3), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement) and at the time of purchase, the Registration Statement and the Prospectus will fully comply in all material respects with the provisions of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided,





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however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through the Representatives to the Company expressly for use in the Registration Statement or the Prospectus; the documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                 (c) as of the date of any Terms Agreement, the Company has an authorized capitalization as set forth under the heading entitled "Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase, the Company shall have an authorized capitalization as set forth under the heading entitled "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock of the Company and of each Subsidiary (as defined below) have been duly and validly authorized and issued and are fully paid and non-assessable; each of the Company and each Subsidiary that is a corporation have been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective state of incorporation, and each Subsidiary that is a partnership has been duly organized and is validly existing under the partnership laws of its respective state of organization, in each case with full power and authority to own its properties and conduct its business as described in the Registration Statement the Prospectus, to execute and deliver the Terms Agreement and the Indenture and to issue and sell the Securities as contemplated in the Terms Agreement;

                 (d) the Company and each of its subsidiaries (the "Subsidiaries" which term shall be deemed to include, solely for purposes of this Agreement, Universal Health Realty Income Trust) are duly qualified or licensed by and are in good standing in each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries, taken as a whole; and the Company





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and each of its Subsidiaries are in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions;

                 (e) neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective charter or by-laws or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound, the effect of any of which could have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries, taken as a whole; and the execution, delivery and performance of the Terms Agreement and the Indenture and the issuance of the Securities and consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), any provisions of the charter or by-laws of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

                 (f) the Indenture has been duly authorized, executed and delivered by the Company and, assuming due execution by the Trustee, is a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity;

                 (g) the Securities have been duly authorized by the Company and when executed and delivered by the Company will constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity;





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                                      -5-




                 (h) as of the date of any Terms Agreement, the applicable Terms Agreement has been duly authorized, executed and delivered by the Company;

                 (i) the Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement and Prospectus;

                 (j) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Securities as contemplated hereby other than compliance with the Act and the Trust Indenture Act and the qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters;

                 (k) Arthur Andersen L.L.P., whose reports on the consolidated financial statements of the Company and its Subsidiaries and on the financial statements of Aiken Regional Medical Centers, Inc., and Ernst & Young whose reports on the financial statements of Manatee Memorial Hospital, are filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Act and the applicable published rules and regulations thereunder;

                 (l) each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which could have a material adverse effect on the Company and its Subsidiaries taken as a whole;

                 (m) all legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;





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                 (n)      there are no actions, suits or proceedings pending
or, to its knowledge, threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a material adverse effect on the business, condition, prospects or property of the Company and its Subsidiaries taken as a whole;

                 (o) the audited financial statements included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved;

                 (p) each of the Company and each of its hospitals that participate in federal Medicare and Medicaid programs is a certified participating provider in and under all federal Medicare and Medicaid programs; and, each of the Company and each of its Subsidiaries and hospitals is a certificated participating provider, to the extent required, in all other third-party payment programs from which it receives revenues (collectively, "Programs"); no action, investigation or proceeding is pending, or to the best of the Company's knowledge, threatened to suspend, limit, terminate, condition, or revoke the status of any of the Company or any of its Subsidiaries as a provider in any such Program, and neither the Company nor any of its Subsidiaries has been provided notice by any third-party payor or any administrator on behalf thereof of its intention to suspend, limit, terminate, revoke, condition or fail to renew in whole or in part or which action, investigation, proceeding, suspension, limitation, termination, revocation, condition, or failure of renewal, would singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole;

                 (q) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any material and unfavorable change, financial or otherwise, in the business, properties, prospects, regulatory environment, results of





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                                      -7-




operations or condition (financial or otherwise), present or prospective, of the Company and its Subsidiaries taken as a whole, (B) any transaction, which is material to the Company and its Subsidiaries taken as a whole, contemplated or entered into by the Company or either of its Subsidiaries or (C) any obligation, contingent or otherwise, directly or indirectly, incurred by the Company or any of its Subsidiaries which is material to the Company and its Subsidiaries taken as a whole;

                 (r) the Company and each of its Subsidiaries have good title to all properties and assets owned by them and have good leasehold interests in each property and asset leased by them, in each case free and clear of all pledges, liens, encumbrances, security interests, charges, mortgages and defects, except as described in the Prospectus (including in the financial statements included therein and the documents incorporated by reference therein) and except as such do not materially affect the value of such property and as such do not interfere with the use made and proposed to be made of such properties by the Company and the Subsidiaries;

                 (s) the business, operations and facilities of the Company and each of the Subsidiaries have been and are being conducted in substantial compliance with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment, or reclamation (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) or otherwise relating to remediating real property of any governmental department, commission, board, bureau, agency or instrumentality of the United States, any state or political subdivision thereof, or any foreign jurisdiction, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto, except any violation thereof which would not, individually or in the aggregate, have a material adverse effect on the properties, assets, prospects, operations, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole; and neither the Company nor any of the Subsidiaries has received any notice from a





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governmental instrumentality or any third party alleging any violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources);

                 (t) there is no claim pending or, to the best knowledge of the Company, threatened or contemplated under any federal, state, local or foreign law, rule or regulation governing pollution or protection of the environment (the Environmental Laws) against the Company or any of the Subsidiaries which, if adversely determined, would have a material adverse effect on the properties, assets, prospects, operation, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole; there are no past or present actions or conditions including, without limitation, the release of any hazardous substance or waste regulated under any Environmental Law that are likely to form the basis of any such claim against the Company or any of the Subsidiaries which, if adversely determined, would have a material adverse effect on the properties, assets, prospects, operation, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole;

                 (u) the Company and each of the Subsidiaries have filed all federal or state income and franchise tax returns required to be filed and have paid all taxes shown thereon as due, and neither the Company nor any of its Subsidiaries is in default in any material respect in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto; all material tax liabilities of the Company and the Subsidiaries are adequately provided for on the books of the Company and the Subsidiaries; and

                 (v) except as otherwise described in the Prospectus, the Company, either directly or through one or more Subsidiaries, has in effect, with financially sound insurers, insurance with respect to its business and properties and the business and properties of the Subsidiaries against loss or damage of the kind customarily insured against by corporations engaged in the same or similar businesses and similarly situated, of such type and in such amounts as are customarily carried under similar circumstances by such other corporations.

                 3. Purchase and Offering of Securities. The obligation of the Underwriters to purchase the Securities will be evidenced by an exchange of written communications (the "Terms





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Agreement") at the time the Company determines to sell the Securities.  The
Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify (1) the firm or firms which will be Underwriters, (2) the names of any Representatives, (3) the principal amount of Securities to be purchased by each Underwriter and the purchase price to be paid by the Underwriters, (4) the terms of the Securities not already specified in the Indenture, (5) the time and date on which delivery of the Securities will be made to the Representatives for the accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price in New York Clearing House funds (such time and date, or such other time and date not later than seven full business days thereafter as the Representatives and the Company agree to as to time and date for payment and delivery, being herein and in the Terms Agreement referred to as the "time of purchase"), (6) the place of delivery and payment and (7) such other matters, including any additional representations and warranties, agreements and/or conditions, as the Company and the Representatives may agree upon.

                 The obligations of the Underwriters to purchase the Securities will be several and not joint. The Securities delivered to the Underwriters at the time of purchase will be in definitive fully registered form, in such denominations and registered in such names as the Representatives may request.

                 Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than one full Business Day(1) in advance of the Closing Date.

                 4. Certain Covenants of the Company: The Company hereby agrees:

                 (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Securities for offering and sale under the securities or blue sky laws of such states as the Representatives may designate and to maintain such qualifications in effect as long as required for the distribution of the Securities, provided that the Company shall not be required to qualify as a foreign corporation or to





____________________

(1) As used herein, "Business Day" shall mean a day in which the New York Stock Exchange is open for trading.

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consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Securities); and to promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                 (b) to make available to the Representatives in New York City, within one full Business Day after the execution of any Terms Agreement, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the date of such Terms Agreement) as the Underwriters may request for the purposes contemplated by the Act;

                 (c) to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement becomes effective and (ii) when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

                 (d) to advise the Representatives promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus including by filing any documents that would be incorporated therein by reference;

                 (e) to furnish to the Representatives and, upon request, to each of the other Underwriters during the period in which any of the Securities are outstanding (i) copies of any reports or other communications which the Company shall send to its holders of Securities or stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may





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be designated by the Commission, and (iii) such other information as the
Representatives may reasonably request regarding the Company or its Subsidiaries;

                 (f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Securities is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to the Representatives a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

                 (g) to make generally available to its security holders, and to deliver to the Representatives, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the date of the applicable Terms Agreement as soon as is reasonably practicable after the termination of such twelve-month period;

                 (h) to furnish the Representatives and counsel for the Underwriters signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

                 (i) to furnish to the Representatives as early as practicable prior to the time of purchase, but no later than two Business Days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(b) below;





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                                      -12-




                 (j) to apply the net proceeds from the sale of the Securities in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

                 (k) to pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 5 hereof and (iii) and (iv) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance, execution, authentication and delivery of the Securities, (iii) the word processing and/or printing of this Agreement, the Terms Agreement, an Agreement Among Underwriters, any dealer agreements, any Statements of Information and Powers of Attorney, the Indenture, and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Securities for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Securities on any securities exchange and any registration thereof under the Exchange Act, (vi) any fees payable to investment rating agencies with respect to the Securities, (vii) any filing for review of the public offering of the Securities by the National Association of Securities Dealers, Inc. and (viii) the performance of the Company's other obligations hereunder;

                 (l) to furnish to the Representatives, before filing with the Commission subsequent to the date of the applicable Terms Agreement and during the period referred to in paragraph (f) above, a copy of any document proposed to be filed pursuant to Sections 13, 14 or 15(d) of the Exchange Act; and

                 (m) from the date of any Terms Agreement and until the date that is ten days after the time of purchase specified in such agreement, the Company will not, without the Representatives' prior consent, offer, sell, contract to sell or otherwise dispose of debt securities of the Company covered by the

Registration Statement or another registration statement filed by the Company under the Act.


                 5. Reimbursement of Underwriters' Expenses: On or after the execution of an applicable Terms Agreement, if the Securities are not delivered for any reason other than the termination of the applicable Terms Agreement pursuant to the first paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses in respect of the offering contemplated by such Terms Agreement, including the fees and disbursements of their counsel.

                 6. Conditions of Underwriters' Obligations: The several obligations of the Underwriters under any Terms Agreement are subject to the accuracy of the representations and warranties on the part of the Company on the date thereof and at the time of purchase, the performance by the Company of its obligations under the Terms Agreement (including those set forth herein) and to the following conditions:

                 (a) The Company shall furnish to the Representatives at the time of purchase an opinion of Fulbright & Jaworski, L.L.P., counsel for the Company, addressed to the Underwriters and dated the time of purchase with reproduced copies thereof for each of the other Underwriters and in form satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, stating that:

                 (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to issue, sell and deliver the Securities as contemplated in the Terms Agreement;

                 (ii) the Company is duly qualified in each jurisdiction in which it conducts business and in which the failure, individually or in the aggregate, to be so qualified could have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries taken as a whole, and the Company is duly qualified, and is in good standing, in each jurisdiction in which it owns or leases real property or maintains an office and in which such qualification is necessary;

                 (iii) the applicable Terms Agreement has been duly authorized, executed and delivered by the Company;

                 (iv) the Indenture has been duly authorized, executed and delivered by the Company, and, assuming the due execution thereof by the Trustee, is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity;

                 (v) the Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters, will be legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general principles of equity;

                 (vi) the Company has an authorized capital stock as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and free of statutory and contractual preemptive rights;

                 (vii) the Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

                 (viii) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and the Trustee's Statement of Eligibility on Form T-1, as to which such counsel need not express an opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act;

                 (ix) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act;

                 (x) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issue or sale of the Securities by the Company as contemplated by the applicable Terms Agreement (except such counsel need not express an opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters);

                 (xi) the execution, delivery and performance of the applicable Terms Agreement and the Indenture and the issuance of the Securities by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), any provisions of the charter or by-laws of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement nor other agreement or instrument known to such counsel after reasonable inquiry to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

                 (xii) to the best of such counsel's knowledge, the Company is not in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, bank loan or credit agreement or any other agreement or instrument to which the Company or is a party or by which it or its properties may be bound or affected or under any law, regulation or rule or any decree, judgment or order applicable to the Company;

                 (xiii) to the best of such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

                 (xiv) to the best of such counsel's knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity or before or by any commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described;

                 (xv) the documents incorporated by reference in the Registration Statement and Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), complied as to form in all material respects with the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein as to which such counsel need not express an opinion);

                 (xvi) the Indenture has been duly qualified under the Trust Indenture Act; and

                 (xvii) such counsel have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (vi) and (vii) above), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company) nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the date of the applicable Terms Agreement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of the applicable Terms Agreement, and at all times up to and including the time of purchase, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express an opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus or with respect to the Trustee's Statement of Eligibility on Form T-1).

                 (b) The Company shall furnish to the Representatives at the time of purchase an opinion of Bruce R. Gilbert, Esq., General Counsel for the Company, addressed to the Underwriters and dated the time of purchase with reproduced copies thereof for each of the other Underwriters and in form satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, stating that:

                 (i) each of the Company and each of the Subsidiaries are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the operations, business or condition of the Company and its Subsidiaries taken as a whole, and the Company and its Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary;

                (ii) each of the Subsidiaries is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, with full corporate or partnership power and authority to own its respective properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto); and

               (iii) to the best of such counsel's knowledge, none of the Subsidiaries is in violation of its certificate or articles of incorporation or bylaws, or partnership agreement, or is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, bank loan or credit agreement or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries.

                 (c) The Representatives shall have received from Arthur Andersen L.L.P. and Ernst & Young, letters dated as of the time of purchase and addressed to the Underwriters (with reproduced copies for each of the other Underwriters) in the forms approved by the Representatives prior to the execution of the applicable Terms Agreement.

                 (d) The Representatives shall have received at the time of purchase the favorable opinion of Cahill Gordon & Reindel, counsel for the Underwriters, dated the time of purchase as to the matters referred to in subparagraphs (iii), (iv), (v), (vii), (viii) (ix), (xvi) of paragraph (a) of this Section 6.

                 In addition, such counsel shall state that such counsel have participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as to the matters referred to under subparagraph (vii) of paragraph (a) of this Section
6), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto at the date of the applicable Terms Agreement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto as of the date of the applicable Terms Agreement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any comment with respect to the financial statements and schedules and other financial and statistical data included in the

Registration Statement or Prospectus or with respect to the Trustee's Statement of Eligibility on Form T-1).

                 (e) No amendment or supplement to the Registration Statement or Prospectus, including documents deemed to be incorporated by reference therein, shall be filed or distributed to which the Representatives object in writing.

                 (f) Prior to the time of purchase (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                 (g) Between the time of execution of the applicable Terms Agreement and the time of purchase, in the judgment of the Representatives, (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus on the date of the Terms Agreement), in the properties, assets, prospects, operation, business or condition of the Company and its Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

                 (h) The Company will, at the time of purchase, deliver to the Representatives a certificate of two of its executive officers to the effect that the representations and warranties of the Company set forth in this Agreement and the conditions set forth in paragraph (f) and paragraph (g) have been met and are true and correct as of such date.

                 (i)      The Company shall have furnished to the
Representatives such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase as the Representatives may reasonably request.

                 (j) The Company shall perform such of its obligations under the applicable Terms Agreement as are to be performed by the terms thereof at or before the time of purchase.

                 (k) Between the time of execution of the applicable Terms Agreement and the time of purchase, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary of the Company by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) promulgated under the Act.

                 7. Effective Date of Terms Agreement; Termination: Any Terms Agreement shall become effective when the parties thereto have executed and delivered it.

                 The obligations of the several Underwriters under any Terms Agreement shall be subject to termination in the absolute discretion of the Representatives or any group of Underwriters (which may include the Representatives) which has agreed to purchase in the aggregate at least 50% of the principal amount of the Securities if, at any time prior to the time of purchase, trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in the judgment of the Representatives or in the judgment of such group of Underwriters, to make it impracticable to market the Securities covered by the applicable Terms Agreement.

                 If the Representatives or any group of Underwriters elect to terminate any Terms Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly by letter or telegram.

                 If the sale to the Underwriters of the Securities, as contemplated by the applicable Terms Agreement, is not carried out by the Underwriters for any reason permitted under such Terms Agreement or if such sale is not carried out because the

Company shall be unable to comply with any of the terms of such Terms Agreement, the Company shall not be under any obligation or liability under such Terms Agreement (except to the extent provided in Sections 4(k), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

                 8. Increase in Underwriters' Commitments: If any Underwriter shall default in its obligation to take up and pay for the Securities to be purchased by it under any applicable Terms Agreement and if the aggregate principal amount of Securities which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total aggregate principal amount of Securities, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate principal amount of Securities they are obligated to purchase pursuant to the applicable Terms Agreement) the aggregate principal amount of Securities agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as the Representatives may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate principal amount of Securities set opposite the names of such non-defaulting Underwriters in the applicable Terms Agreement.

                 Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Securities under the applicable Terms Agreement unless all of the Securities are purchased by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

                 If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or the Representatives shall have the right to postpone the time of purchase for a period not exceeding three business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

                 The term Underwriter as used in this agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in the applicable Terms Agreement.

                 9.  Indemnity by the Company and the Underwriters.

                 (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each Underwriter's agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling person (collectively, the "Underwriter indemnified parties") from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter indemnified party may incur under the Act, the Exchange Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by any Underwriter through the Representatives to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or Prospectus or necessary to make such information not misleading; provided, that, with respect to any Preliminary Prospectus, the indemnification contained in this paragraph (a) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, expense, liability or claim arising from the sale of Registered Securities by such Underwriter to any person if a copy of the Prospectus shall not have been delivered to or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, provided that the Company shall have delivered the Prospectus to the Underwriters in requisite quantities on a timely basis to permit such delivery or sending.

                 If any action is brought against an Underwriter indemnified party in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter indemnified party shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses. Such Underwriter indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter indemnified party unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel to have charge of the defense of such action or such Underwriter indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the Underwriter indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the Underwriter indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent.

                 (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through the Representatives to the Company expressly for use with reference to such Underwriter in the Registration Statement or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information not misleading.

                 If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing of the institution of such action and such Underwriter shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such action or such Underwriter shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter.

                 (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 9 in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

                 (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The

Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

                 (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in the applicable Terms Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter indemnified party, or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of the applicable Terms Agreement or the issuance and delivery of the Securities covered thereby. The Company and each Underwriter indemnified party agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the issuance and sale of the Securities, or in connection with the Registration Statement or Prospectus.

                 10. Notices: Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to the address set forth in the applicable Terms Agreement and, if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406, Attention:

                 11. Construction: The Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws. The section headings in this agreement have been inserted as a matter of convenience of reference and are not a part of this agreement.

                 12. Parties at Interest: The agreement set forth in the Terms Agreement has been and is made solely for the benefit of the Underwriters and the Company and the controlling persons, directors and officers referred to in Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of any Terms Agreement.

                        UNIVERSAL HEALTH SERVICES, INC.

                                DEBT SECURITIES

                                TERMS AGREEMENT

                                                                           , 199

Universal Health Services, Inc.
Universal Corporate Center
367 South Gulph Road
King of Prussia, PA  19406

Attention:

                 Referring to the Securities of Universal Health Services, Inc. (the "Company") covered by the Registration Statement on Form S-3 (No. 33-
) (the "Registration Statement") filed by the Company, on the basis of the representations, warranties and agreements contained in this Agreement, and subject to the terms and conditions herein set forth, the Underwriters named on Schedule A hereto ("Underwriters") agree to purchase, severally and not jointly, and the Company agrees to sell to the Underwriters, $
aggregate principal amount of      %                    Due                (the
"Securities") in the respective principal amounts set forth opposite the names of the Underwriters on Schedule A hereto.

                 The price at which the Securities shall be purchased from the
Company by the Underwriters shall be      % of the principal amount thereof
[plus accrued interest from               , 199 ].  The Securities will be
offered as set forth in the Prospectus Supplement relating thereto.

The Securities will have the following terms:

Title:

Interest Rate:          % per annum

Interest Payment Dates:              and
commencing            , 199

Maturity:

[other Representations, Warranties, Covenants and/or Closing Conditions]

Other Provisions:  as set forth in the Prospectus Supplement relating to the Securities

Closing:                      A.M. on               , 199 , at
, in New York Clearing House (next day) funds.

                 Name[s] and Address[es] of Representative[s]:





                 The provisions contained in the Universal Health Services,
Inc. Standard Underwriting Agreement Provisions (dated     , 1995), a copy of
which has been filed as Exhibit to the Registration Statement, are incorporated herein by reference.

                 The Securities will be made available for checking and
packaging at the office of                      at least 24 hours prior to the
Closing Date.

                 We represent that we are authorized to act for the several Underwriters named in Schedule A hereto in connection with this financing and any action under this agreement by any of us will be binding upon all the Underwriters.

                 This Terms Agreement may be executed in one or more counterparts, all of which counterparts shall constitute one and the same instrument.

                 If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                             Very truly yours,

                                             [NAMES OF REPRESENTATIVES]
                                             On behalf of themselves and
                                             as Representatives of the
                                             Several Underwriters


                                             By:
                                                 -----------------------



                                             By:
                                                 -----------------------
                                                 Name:
                                                 Title:


The foregoing Terms Agreement
is hereby confirmed as of the
date first above written

Universal Health Services, Inc.


By:
     --------------------------
     Name:
     Title:

                                   SCHEDULE A




                                                                    PRINCIPAL
         UNDERWRITER                                                AMOUNT
         -----------                                                ---------



                    . . . . . . . . . . . . . . . . . . . . . . .   $






                                                                     -------
                 TOTAL. . . . . . . . . . . . . . . . . . . . . .   $
                                                                     =======